UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 30, 2006





                                  MODAVOX, INC.

             (Exact Name of Registrant as Specified in its Charter)

       STATE OF DELAWARE                333-57818                20-0122076
--------------------------------   --------------------    ---------------------

(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 Incorporation or Organization)          Number)            Identification No.)

2617 SOUTH 46TH STREET SUITE 300                               85034-7417
PHOENIX, ARIZONA
---------------------------------------------------     ------------------------

     (Address of Principal Executive Offices)                   (Zip Code)



        Registrant's telephone number, including area code (480) 643-5989
                                                           --------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
News Release


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TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
On October 20, 2006, a news release was issued on the subject of second quarter 2006 earnings for Modavox, Inc (MDVX). The news release did not include certain financial statements, related footnotes and certain other financial information that has been filed with the Securities and Exchange Commission as part of Modavox's Quarterly Report on Form 10-QSB. The second quarter earnings release for Modavox is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


                                    EXHIBITS

Exhibits             Description                           Method of Filing
-------------------  -----------------------------------   ---------------------
Exhibit 99.1         News Release Dated October 20, 2006   Attached as Exhibit

                                   * * * * * *



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MODAVOX, INC.
                                          (Registrant)

Date: October 30, 2006                By: /s/ DAVID J. IDE
                                          -----------------
                                          (David J. Ide,
                                           Chief Executive Officer)



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TABLE OF CONTENTS

                                  EXHIBIT INDEX

Exhibits             Description                             Method of Filing
-------------------  ------------------------------------    -------------------
Exhibit 99.1         News Release Dated October 20, 2006     Attached as Exhibit